Transparent Value Trust
330 Madison Avenue, 10th Floor
New York, New York 10017

Supplement Dated June 29, 2018
to the currently effective Statutory Prospectus, as supplemented from time to time, for each series of Transparent Value Trust (each, a “Fund” and, collectively, the “Funds”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts is revised to add the following:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;

•	Shares purchased through a Morgan Stanley self-directed brokerage account;

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Please Retain This Supplement for Future Reference

SUPP-TVT-0618x0119